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                                                                Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 21, 1999, which is included as part of
Exhibit 99 to this Form 8-K, into Ameritech Corporation's previously filed Registration Statement File Nos. 33-34006, 33-49036, 33-51771, 33-51773,
33-00897, 33-02591, 333-29569, 333-29591, 333-37407 and 333-43179.


                                                    /s/ Arthur Andersen LLP
                                                        ARTHUR ANDERSEN LLP


Chicago, Illinois
February 18, 1999